Exhibit 99.2

Exhibit 99.2

REVENUE DRIVERS

2011 REVENUE CONTRIBUTORS

LICENSE FEES ~15% THE MEDICINES COMPANY CHIVA OTHERS IN 2H2011

ROYALTIES ~ 35% PROMACTA AVINZA VIVIANT

VFEND GEODON CERENIA

ABILIFY NEXTERONE

MATERIAL SALES ~50% ONYX BAXTER PFIZER OVER 20 OTHER COMPANIES

NUMEROUS AND DIVERSE REVENUE SOURCES IN 2011

NUMBERS OF REVENUE CONTRIBUTORS TO INCREASE SIGNIFICANTLY IN COMING YEARS

DEVELOPING QUALITY REVENUE

PAST ~67% ~33%

PRESENT ~15% ~50% ~35%

FUTURE ~10% ~30% ~60%

License and Other

Material Sales

Royalty

NEWEST COMMERCIAL REVENUE STREAM

BAXTER ACQUIRED PRISM / NEXTERONE IN APRIL 2011 FOR $338m IN UPFRONT AND MILESTONE PAYMENTS

BAXTER LAUNCHED NEXTERONE FRANCHISE IN MID-JUNE

LIGAND RECEIVES MILESTONES, ROYALTIES AND CAPTISOL MATERIAL SALES FROM THE NEXTERONE PROGRAM

BAXTER CEO ESTIMATES PEAK SALES AT $150-200M/YEAR

STRONG POTENTIAL REVENUE GROWTH DRIVEN BY SEVERAL KEY PROGRAMS

Promacta

Nexterone

Carfilzomib

CXCR2 Program

PIVOTAL

CAPTISOL-ENABLED, PG FREE, MELPHALAN

MARKET	>50,000 PATIENTS IN THE U.S. SUFFER FROM MULTIPLE MYELOMA MELPHALAN (ALKERAN) EXISTING INJECTABLE THERAPY
PRODUCT ADVANTAGES	ALKERAN IS CURRENTLY PACKAGED AS TWO SEPARATE VIALS THAT MUST BE COMBINED PRIOR TO USE AND THEN USED WITHIN 60 MIN OF RECONSTITUTION PROPYLENE GLYCOL-FREE MELPHALAN FOR INJECTION WILL BE A ONE-VIAL FORMULATION PROJECTED TO HAVE 24 HR USE TIME AFTER MIXING WITH SALINE
DEVELOPMENT STATUS	ORPHAN DRUG DESIGNATION RECEIVED PATENT APPLICATION FILED MAY 2009 IND FILED, CLINICAL STUDIES INITIATED IN 2010 PROJECTED 505(B)(2) NDA FILING MID 2013
FINANCIAL OPPORTUNITY	ADDRESSES $80+ MM MARKET MARKETING EXCLUSIVITY FOR 7 YEARS POST APPROVAL PDUFA FEE WAIVER (ORPHAN DESIGNATION)


Phase II Data
Q4 2011
NDA Filing
Mid-2013
Initiation of Pivotal Study
Q1 2012

THE BOTTOM LINE

LIGAND'S MELPHALAN IV PROGRAM GIVES LIGAND THE ABILITY TO OWN A PROGRAM THROUGH FDA APPROVAL AND BEYOND WITH MODEST INVESTMENT

PHASE II READY

SARM

LGD-4033
Best-in-Class SARM

PRECLINICAL
- Supportive animal toxicity data
- Unique AR binding & selective activity
- Muscle and bone building activity in animal models

CLINICAL
- Most potent oral SARM
- Ph. I efficacy trends
- Well tolerated with improved safety over anabolic steroids

COMMERCIAL
- Potential to address large unmet medical needs in both specialty & long-term muscle wasting patient populations

Lean Mass (kg)
Change from Baseline Up to Day 28



Total Lean Mass
Change from Baseline (kg)
2.0
1.5
1.0
0.5
0.0
-0.5
PBO
0.1 mg
0.3 mg
1 mg

Average Leg Press Force (Newton)
Change from Baseline Up to Day 28



Change from Baseline (Newton)
150
100
50
0
-50
PBO
0.1 mg
0.3 mg
1 mg

- Positive trend towards an increase in leg press strength with LGD-4033 treatment

THE BOTTOM LINE

Ligand's SARM program offers opportunities for new revenue through potential licensing

PRECLINICAL

TOPICAL JAK3

TARGET PROFILE

- Small-molecule inhibitors of Janus kinase 3 (JAK3) for the topical or ocular treatment or prevention of skin and eye diseases
  - ❑ Specific inhibition of JAK3, which is selectively expressed in immune cells, should provide a lower potential for dose-limiting toxicity than currently available immunosuppressive drugs

JAK3 PROGRAM STATUS

- Ligand retains rights to certain JAK3 compounds developed during an alliance with Wyeth/Pfizer for use in the treatment or prevention of skin and eye diseases
  - ❑ Multiple compounds that are potent JAK3 inhibitors (IC50 range: 0.1 – 8 nM)
    - – Many with >10-fold selectivity vs JAK2 and other related kinases
    - – Active in cell-based functional assays
    - – Compounds identified that are effective systemically or topically in mouse models of JAK3 inhibition
    - – No safety issues observed in preliminary studies (i.e. genotoxicity, CYP inhibition, hERG, photocytotoxicity, skin irritation)


γc cytokine (IL-2, IL-4, IL-7, IL-9, IL-15, IL-21)
γc
JAK1
JAK3
IL-2 T-cell activation, T reg, T-cell diff
IL-15 NK-cell development, activation, proliferation and function
IL-4 B-cell proliferation and Ab production, CSR, Th2 diff, inh of Th1
IL-7 T-cell development and homeostasis, T/B progenitors
IL-21 Reg Ig production, NK prolif and act, T/B prolif
IL-9 mast-cell growth factor, late-acting T-cell growth factor
Stat5
Stat5
Transcription activation
Activation, Growth, Differentiation, Survival

THE BOTTOM LINE

THE TOPICAL JAK3 PROGRAM AT LIGAND OFFERS AN OPPORTUNITY TO ENTER THE EMERGING JAK INHIBITION MARKET THROUGH A PARTNERSHIP AND WITH A VERY SELECTIVE MOLECULE

DISCOVERY

DIABETES PORTFOLIO

PII FRUCTOSE BISPHOSPHATASE (FBP) INHIBITOR	• NOVEL DIABETES MECHANISM OF ACTION • CLINICAL POC DATA IN HAND
PRECLINICAL GLUCAGON RECEPTOR ANTAGONIST	• NOVEL DIABETES MECHANISM OF ACTION • HEP-DIRECT DRIVEN LIVER TARGETING MINIMIZES SIDE-EFFECTS
DISCOVERY DGAT INHIBITOR	• NOVEL DIABETES MECHANISM OF ACTION • POTENTIAL FOR DUAL DIABETES/OBESITY ACTIVITY
DISCOVERY GLUCOKINASE (GK) ACTIVATOR	• NOVEL DIABETES MECHANISM OF ACTION • LIGAND TISSUE TARGETING TECHNOLOGY

THE BOTTOM LINE

Ligand's portfolio of diabetes assets gives us the opportunity to engage in a broad Metabolic Disease Collaboration